EX-99.19A

Section 19(a) Notification of Sources of Distribution

Distribution Period	December 2012

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable December 31, 2012, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.058	46%	0.058	46%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.000	0%
Return of Capital	0.067	54%	0.067	54%
Total (per common share)	0.125	100%	0.125	100%

Average annual total return (in relation to NAV) from commencement of operations through 11/30/2012	16.14%
Annualized current distribution rate expressed as a percentage of NAV as of 11/30/2012	5.61%

Cumulative total return (in relation to NAV) for the fiscal year through 11/30/2012	11.90%
Cumulative fiscal year distributions as a percentage of NAV as of 11/30/2012	0.47%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	January 2013

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable January 31, 2013, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.061	49%	0.122	49%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.000	0%
Return of Capital	0.064	51%	0.128	51%
Total (per common share)	0.125	100%	0.250	100%

Average annual total return (in relation to NAV) from commencement of operations through 12/31/2012	15.37%
Annualized current distribution rate expressed as a percentage of NAV as of 12/31/2012	5.69%

Cumulative total return (in relation to NAV) for the fiscal year through 12/31/2012	-1.02%
Cumulative fiscal year distributions as a percentage of NAV as of 12/31/2012	0.95%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	February 2013

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable February 28, 2013, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.062	50%	0.186	50%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.017	13%	0.051	13%
Return of Capital	0.046	37%	0.138	37%
Total (per common share)	0.125	100%	0.375	100%

Average annual total return (in relation to NAV) from commencement of operations through 1/31/2013	16.88%
Annualized current distribution rate expressed as a percentage of NAV as of 1/31/2013	5.40%

Cumulative total return (in relation to NAV) for the fiscal year through 1/31/2013	4.88%
Cumulative fiscal year distributions as a percentage of NAV as of 1/31/2013	1.35%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	March 2013

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable March 28, 2013, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.062	50%	0.244	49%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.025	5%
Return of Capital	0.063	50%	0.231	46%
Total (per common share)	0.125	100%	0.500	100%

Average annual total return (in relation to NAV) from commencement of operations through 2/28/2013	16.53%
Annualized current distribution rate expressed as a percentage of NAV as of 2/28/2013	5.42%

Cumulative total return (in relation to NAV) for the fiscal year through 2/28/2013	4.99%
Cumulative fiscal year distributions as a percentage of NAV as of 2/28/2013	1.81%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	April 2013

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable April 30, 2013, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.061	49%	0.303	49%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.001	1%	0.034	5%
Return of Capital	0.063	50%	0.288	46%
Total (per common share)	0.125	100%	0.625	100%

Average annual total return (in relation to NAV) from commencement of operations through 3/31/2013	17.22%
Annualized current distribution rate expressed as a percentage of NAV as of 3/31/2013	5.25%

Cumulative total return (in relation to NAV) for the fiscal year through 3/31/2013	8.72%
Cumulative fiscal year distributions as a percentage of NAV as of 3/31/2013	2.19%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	May 2013

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable May 31, 2013, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.062	50%	0.367	49%
Net Realized Short-Term Capital Gains	0.010	8%	0.029	4%
Net Realized Long-Term Capital Gains	0.015	12%	0.084	11%
Return of Capital	0.038	30%	0.270	36%
Total (per common share)	0.125	100%	0.750	100%

Average annual total return (in relation to NAV) from commencement of operations through 4/30/2013	17.03%
Annualized current distribution rate expressed as a percentage of NAV as of 4/30/2013	5.24%

Cumulative total return (in relation to NAV) for the fiscal year through 4/30/2013	9.47%
Cumulative fiscal year distributions as a percentage of NAV as of 4/30/2013	2.62%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com